Income Taxes (Details) - TEMPO AUTOMATION INC - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income tax provisions
State		$ 1
Total current tax expense		$ 1
Effective Income Tax Rate Reconciliation
Statutory rate	21.00%	21.00%
Federal net operating loss		5.30%
Leases		4.20%
Depreciation		(3.40%)
State income tax	9.60%	(1.10%)
Permanent differences	(6.80%)	(1.10%)
Other		0.30%
Valuation allowance	(23.80%)	(25.10%)
Effective income tax rate	(0.00%)	0.10%